Exhibit 99.2
ThredUp Inc.
Third Quarter 2022 Supplemental Financials
Key Financial Metrics for the Quarter
•Revenue of $67.9 million
◦vs. $63.3 million in 3Q21
◦Growth of 7.4% YoY
•Gross profit of $44.5 million
◦vs. $46.1 million in 3Q21
◦Decline of 3.5% YoY
•Gross margin of 65.5%
◦vs. 72.8% in 3Q21
•GAAP net loss of $23.7 million
◦vs. net loss of $14.7 million in 3Q21
•Adjusted EBITDA loss of $11.0 million
◦vs. loss of $7.8 million in 3Q21
•Adjusted EBITDA loss margin of 16.2%
◦vs. loss margin of 12.4% in 3Q21
•Cash, cash equivalents, restricted cash and short-term marketable securities were $130.6 million at the quarter end
•Total quarter Active Buyers of 1.694 million
◦vs. 1.439 million in 3Q21
◦An increase of 17.7% YoY
•Total Orders of 1.618 million
◦vs. 1.300 million in 3Q21
◦An increase of 24.5% YoY
Conference Call and Webcast
•The live call is accessible at: https://event.loopup.com/SelfRegistration/registration.aspx?booking=cLxjdNsWn3NsASUiYTFOUWiYSEPmkD8Dci5Q30o6Hps=&b=2389e96d-457b-46a8-bebb-fec356d5b03
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com.

Financial Outlook
For fourth quarter 2022, thredUP expects:
•Revenue in the range of $62 million to $64 million
•Gross margin in the range of 62.0% to 64.0%
•Adjusted EBITDA loss margin in the range of 16.5% to 14.5%
•Depreciation and amortization of approximately $3.6 million
•Stock-based compensation of approximately $6.2 million
•Weighted-average shares of approximately 100 million
For fiscal year 2022, thredUP expects:
•Revenue in the range of $279 million to $281 million
•Gross margin in the range of 66.5% to 67.0%
•Adjusted EBITDA loss margin in the range of 17.0% to 16.5%
•Depreciation and amortization of approximately $13.9 million
•Stock-based compensation of approximately $27.0 million
•Weighted-average shares of approximately 100 million

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Revenue:
Consignment	$33,657	$34,211	$44,688	$48,597	$48,071	$44,758	$47,435	$48,536	$41,553
Product	13,275	9,222	10,992	11,362	15,203	28,121	25,260	27,885	26,392
Total revenue	46,932	43,433	55,680	59,959	63,274	72,879	72,695	76,421	67,945
Cost of revenue:
Consignment	7,984	9,087	10,832	10,687	10,080	10,257	10,049	10,218	9,087
Product	6,172	4,611	5,130	5,140	7,100	14,434	12,418	13,555	14,362
Total cost of revenue	14,156	13,698	15,962	15,827	17,180	24,691	22,467	23,773	23,449
Gross profit	32,776	29,735	39,718	44,132	46,094	48,188	50,228	52,648	44,496
Gross margin % of revenue	69.8%	68.5%	71.3%	73.6%	72.8%	66.1%	69.1%	68.9%	65.5%
Operating expenses:
Operations, product and technology	25,856	27,928	28,312	31,062	32,081	36,624	39,161	43,961	38,702
Marketing	10,614	10,252	15,446	15,957	16,941	15,281	16,978	19,640	14,752
Sales, general and administrative	6,891	7,802	10,638	10,999	12,569	14,608	14,664	17,380	15,232
Total operating expenses	43,361	45,982	54,396	58,018	61,591	66,513	70,803	80,981	68,686
Operating expenses % of revenue	92.4%	105.9%	97.7%	96.8%	97.3%	91.3%	97.4%	106.0%	101.1%
Operating loss	(10,585)	(16,247)	(14,678)	(13,886)	(15,497)	(18,325)	(20,575)	(28,333)	(24,190)
Operating loss % of revenue	(22.6)%	(37.4)%	(26.4)%	(23.2)%	(24.5)%	(25.1)%	(28.3)%	(37.1)%	(35.6)%
Interest and other expense (income), net	419	698	1,466	480	(799)	(437)	120	57	(521)
Loss before provision for income taxes	(11,004)	(16,945)	(16,144)	(14,366)	(14,698)	(17,888)	(20,695)	(28,390)	(23,669)
Provision for income taxes	—	56	27	13	17	23	13	9	9
Net loss	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)
Net loss margin	(23.4)%	(39.1)%	(29.0)%	(24.0)%	(23.3)%	(24.6)%	(28.5)%	(37.2)%	(34.8)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Net loss	$(11,004)	$(17,001)	$(16,171)	$(14,379)	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)
Interest expense	368	440	559	573	619	524	423	238	103
Provision for income taxes	—	56	27	13	17	23	13	9	9
Depreciation and amortization	1,425	1,713	2,038	1,861	2,248	3,008	3,271	3,407	3,539
Stock-based compensation expense	1,649	2,279	3,498	2,896	2,995	3,570	3,523	10,058	7,177
Acquisition and offering-related expenses	—	—	—	—	1,020	251	204	70	—
Restructuring charges	—	—	—	—	—	—	311	1,076	1,809
Change in fair value of convertible preferred stock warrant liability	89	285	930	—	—	—	—	—	—
Adjusted EBITDA loss	$(7,473)	$(12,228)	$(9,119)	$(9,036)	$(7,816)	$(10,535)	$(12,963)	$(13,541)	$(11,041)
Adjusted EBITDA loss margin	(15.9)%	(28.2)%	(16.4)%	(15.1)%	(12.4)%	(14.5)%	(17.8)%	(17.7)%	(16.2)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Operations, product and technology	$25,856	$27,928	$28,312	$31,062	$32,081	$36,624	$39,161	$43,961	$38,702
Marketing	10,614	10,252	15,446	15,957	16,941	15,281	16,978	19,640	14,752
Selling, general and administrative	6,891	7,802	10,638	10,999	12,569	14,608	14,664	17,380	15,232
Total operating expenses	43,361	45,982	54,396	58,018	61,591	66,513	70,803	80,981	68,686
Less: Stock-based compensation expense	(1,649)	(2,279)	(3,498)	(2,896)	(2,995)	(3,570)	(3,523)	(10,058)	(7,177)
Total non-GAAP operating expenses	$41,712	$43,703	$50,898	$55,122	$58,596	$62,943	$67,280	$70,923	$61,509
Non-GAAP operating expenses % of revenue	88.9%	100.6%	91.4%	91.9%	92.6%	86.4%	92.6%	92.8%	90.5%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Operations, product and technology	$987	$1,167	$1,350	$984	$1,024	$883	$1,392	$3,970	$2,480
Marketing	278	332	437	289	341	338	333	1,226	818
Selling, general and administrative	384	780	1,711	1,623	1,630	2,349	1,798	4,862	3,879
Total stock-based compensation expense	$1,649	$2,279	$3,498	$2,896	$2,995	$3,570	$3,523	$10,058	$7,177

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Assets:
Current assets:
Cash and cash equivalents	$160,912	$84,550	$68,597	$52,197	$36,713
Marketable securities	100,762	121,277	115,189	96,326	86,501
Accounts receivable, net	1,895	4,136	2,971	3,368	3,175
Inventory, net	4,106	9,825	12,025	13,941	15,003
Other current assets	7,773	8,625	9,634	11,862	10,126
Total current assets	275,448	228,413	208,416	177,694	151,518
Operating lease right-of-use assets	20,455	39,340	42,937	49,420	46,760
Property and equipment, net	49,451	55,466	73,132	84,045	89,529
Goodwill	—	12,238	12,043	11,312	10,645
Intangible assets	—	13,854	12,942	11,522	10,242
Other assets	4,864	11,515	11,558	11,905	10,896
Total assets	$350,218	$360,826	$361,028	$345,898	$319,590
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$8,407	$13,336	$19,529	$16,183	$8,642
Accrued and other current liabilities	46,427	45,253	50,970	48,590	53,365
Seller payable	18,306	19,125	20,640	22,564	18,690
Operating lease liabilities, current	2,757	3,931	4,433	5,014	4,931
Current portion of long-term debt	7,757	7,768	7,780	7,791	3,881
Total current liabilities	83,654	89,413	103,352	100,142	89,509
Operating lease liabilities, non-current	19,225	36,997	42,030	51,497	50,623
Long-term debt, net of current portion	29,478	27,559	25,634	23,705	26,859
Other non-current liabilities	2,187	1,123	2,324	2,625	2,904
Total liabilities	134,544	155,092	173,340	177,969	169,895
Commitments and contingencies
Stockholders’ equity:
Common stock	10	10	10	10	10
Additional paid-in capital	513,124	522,161	526,533	537,760	545,449
Accumulated other comprehensive loss	(28)	(1,094)	(2,804)	(5,391)	(7,636)
Accumulated deficit	(297,432)	(315,343)	(336,051)	(364,450)	(388,128)
Total stockholders’ equity	215,674	205,734	187,688	167,929	149,695
Total liabilities and stockholders’ equity	$350,218	$360,826	$361,028	$345,898	$319,590

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Cash flows from operating activities:
Net loss	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,248	3,008	3,271	3,407	3,539
Stock-based compensation expense	2,995	3,570	3,523	10,058	7,177
Reduction in carrying amount of right-of-use assets	817	784	1,398	1,507	1,915
Other	589	574	481	657	271
Changes in operating assets and liabilities:
Accounts receivable, net	(350)	(1,117)	1,143	(461)	113
Inventory, net	256	(2,154)	(2,313)	(2,390)	(1,519)
Other current and non-current assets	(1,356)	(1,606)	(2,162)	(2,637)	3,067
Accounts payable	(2,142)	297	1,601	353	(4,954)
Accrued and other current liabilities	5,911	(4,831)	4,912	(4,163)	6,169
Seller payable	1,597	490	1,521	1,944	(3,845)
Operating lease liabilities	(892)	(729)	539	2,063	(206)
Other non-current liabilities	—	(1,262)	115	(95)	(153)
Net cash used in operating activities	(5,042)	(20,887)	(6,679)	(18,156)	(12,104)
Cash flows from investing activities:
Purchases of marketable securities	(45,297)	(22,502)	—	(3,475)	—
Maturities of marketable securities	1,600	1,200	4,726	21,568	9,536
Acquisition of business, net of cash acquired	—	(23,581)	—	—	—
Purchases of non-marketable equity investment	—	(3,750)	—	—	—
Purchases of property and equipment, net	(6,208)	(4,621)	(12,638)	(14,945)	(11,733)
Net cash provided by (used in) investing activities	(49,905)	(53,254)	(7,912)	3,148	(2,197)
Cash flows from financing activities:
Proceeds from debt, net of discount	—	—	—	—	491
Repayment of debt	(2,000)	(2,000)	(2,000)	(2,000)	(1,333)
Proceeds from issuance of Class A common stock upon initial public offering and the follow-on offering, net of underwriting discounts and commissions	46,621	—	—	—	—
Payment of costs for the initial public offering and follow-on offering	(618)	(478)	—	—	—
Proceeds from exercise of stock options and employee stock purchase plan	948	2,724	965	2,182	731
Tax withholding related to vesting of restricted stock units	—	(318)	(156)	(1,323)	(479)
Net cash provided by (used in) financing activities	44,951	(72)	(1,191)	(1,141)	(590)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	—	(64)	(172)	(349)	(397)
Net change in cash, cash equivalents and restricted cash	(9,996)	(74,277)	(15,954)	(16,498)	(15,288)
Cash, cash equivalents and restricted cash, beginning of period	176,113	166,117	91,840	75,886	59,388
Cash, cash equivalents and restricted cash, end of period	$166,117	$91,840	$75,886	$59,388	$44,100

Investors
ir@thredup.com
Media
media@thredup.com
About thredUP
thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world's largest online resale platforms for women's and kids' apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With thredUP's Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. thredUP has processed over 137 million unique secondhand items from 55,000 brands across 100 categories. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the fourth quarter and full year of 2022; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of the COVID-19 pandemic and its varied social and macroeconomic consequences, inflationary pressures, increased interest rates and general global economic uncertainty on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or restructuring activities; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; and our ability to attract new Active Buyers.
The forward-looking statements contained in this financial supplement are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and in our Quarterly Report on Form 10-Q that will be filed following this financial supplement. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account or purchased in our marketplaces, including through our RaaS® clients. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.
Non-GAAP Financial Measures
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA margin. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA and Adjusted EBITDA margin, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA and Adjusted EBITDA margin, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA and Adjusted EBITDA margin are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP measures used by other companies.
A reconciliation is provided above for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, depreciation and amortization, stock-based compensation expense, interest expense, acquisition-related expenses, restructuring charges, change in fair value of convertible preferred stock warrant liability and provision for income taxes.
Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA to net loss. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to net loss because certain items are out of thredUP’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. However, for the fourth quarter of 2022 and full year 2022, depreciation and amortization is expected to be $3.6 million and $13.9 million, respectively. In addition, for the fourth quarter of 2022 and full year 2022, stock-based compensation expense is expected to be $6.2 million and $27 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by the currently estimated Adjusted EBITDA margin.